Helping Healthcare Work Better

AUXILIO

CYNERGISTEK

Redspin
An Auxilio Company

INVESTOR PRESENTATION

MARCH 2017

NYSE MKT: AUXO



Safe Harbor Statements

This presentation contains, and our officers and representatives may from time to time make, "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "will" and similar references to future periods. Examples of forward-looking statements include, among others, statements we make (herein or otherwise) regarding the size of the potential market for our services; the number of potential customers/clients for our services; plans and strategies of Auxilio and its subsidiaries for future growth and performance; market acceptance of our business model; our ability to integrate acquisitions and merged companies; and timelines relating to growth, milestones, and strategic focus.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on management's current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the risk factors discussed throughout Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations, and in Part I, Item 1A. Risk Factors of our Annual Report on Form 10-K for the year ended December 31, 2015; and throughout Part I, Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations of our Quarterly Reports on Form 10-Q for the quarters ending March 31, June 30, and September 30, 2016, and in Part II, Item 1A. Risk Factors of those Quarterly Reports on Form 10-Q.

Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. We expressly disclaim any obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments, or otherwise.


INTRODUCTION

AUXO LISTED NYSE MKT

Auxilio at a Glance

Healthcare IT Services

AUXO LISTED NYSE MKT

Document and Cybersecurity Solutions exclusive to healthcare with a mission to:

- Reduce Costs
- Improve Operational Efficiency
- Mitigate Risk

350+ Nationwide Employees

$75M Revenue

- Covered Entities
  - 700+ Hospitals
- 100+ Business Associates

- 3-5 Year Service Contracts
- Annual SaaS Contracts


MARKET OPPORTUNITY

Healthcare IT Dynamics

3.5M Covered Entities & 35M Business Associates

Cost of a Breach

Healthcare breaches cost $6.2B/yr. Other industries cost $4M. 90% of all hospitals had a breach in past two years.[1]

Spend Lags

Healthcare spends 4-6%[2] of IT budget on security. In comparison to financial 10-12%, government – 7-9% (add'l 35% in 2017).[3]

Internet of Things

Estimated 300M healthcare IoT in 2017, expecting 650M in 2020.[4]



Volume of Print

8M pages printed/month for 1,500 bed hospital.

Lack of Resources

Shortage of estimated 1.5M CISOs. Est. 25% of budget allocated to outsource services/tools.[5]

Highly Regulated

OCR enforcement of HIPAA among Covered Entities and BAs.

1 2017 Beckers Healthcare IT and CIO Review
2 2016 HIMSS Analytics Healthcare IT Security and Risk Management Study
3 2016 SANS IT Security Spending Report
4 BI Intelligence Estimates, 2015 – Global data
5 2017 Forrester Predictions

Electronic Health Record (EHR)

system adoption = 99%

Paper

EHR produces 60% of print volume[1]

24% of 2016 breaches involved paper[2]

64% ↑ breaches related to hacking 2016 vs. 2015[3]

[1] Nuance
[2] US Dept. of Health and Human Services, OCR
[3] Modern Healthcare December 2016

Addressing $12B+ Market Opportunity[1]

HEALTHCARE

$12B Market

Print & Document Workflow Solutions: **$2B** Market

+

Cybersecurity: **$10B** Market

[1] Domestic


SOLUTION

Comprehensive IT Strategy

End-to-end Managed Service Solutions for Healthcare



Auxilio

- Drives cost reductions
- Manages and improves fragmented print environment
- Transforms paper processes to digital workflows
- Secures PHI found on printed documents and devices

Helping Healthcare Work Better

AUXILIO

CynergisTek

- Develops and manages security programs to best practice standards
- Uncovers potential risks through technical and security assessments
- Measure and strengthen compliance with HIPAA Privacy Rule

CYNERGISTEK

Redspin An Auxilio Company



Auxilio

DOCUMENT SOLUTIONS

Document Consulting

Analyze document life cycle to find opportunities to remove waste and improve efficiency.

Print as a Service (PRaaS)

Customizeable and scalable long term contracts to manage print enviroments and document workflows.

Print Device Security

Assess, remediate and manage print devices and the network mitigating risk of breach.

Workflow Solutions

iPLATFORM, workflow automation tools to transform paper processes to digital workflows.

CynergisTek
CYBERSECURITY SOLUTIONS

Security Services

Perform techinical and security risk assessments.

Privacy Services

Measure and stengthen an organization's compliance with HIPAA Privacy Rule.

Managed Services

3 Year CAPP program, virtual CISO and vendor management.

Compliance & Audit Services

Perform mock audits preparing organizations for OCR HIPAA audits.

SaaS IT Risk Manager

Simple and powerful SaaS tool to assist in performing IT security assessments.

3-Year CAPP Program

CynergisTek

REGULATORY COMPLIANCE
Provide guidance and implement programs to meet regulatory standards.

TECHNICAL CONTROLS TOOL SELECTION
Support selection of technical tools.

IT ARCHITECTURE
Assess, construct and maintain various components of an enterprise's security program.

SECURITY PROGRAM DEV.
Best practice programs developed by identifying vulnerabilities and remediation.

AUDIT SERVICES
Verify and validate security and privacy programs; improve audit readiness.

STRATEGIC PLANNING
Identify needs; help with IT planning and goal setting towards security, privacy and compliance.



"CynergisTek™ takes the headache out of doing security assessments."

- IT Risk Manager, Leading Teaching Hospital

IT Security Assessments Performed The Smart Way

CynergisTek™ Risk Manager



Simple and powerful SaaS tool to assist in performing IT security assessments. The days of Excel spreadsheets and painstakingly long assessments are a thing of the past.

Projects | Vendors | Applications | Clinics

Go-to-Market Strategy

Integrated Solution with Security as the Driver

1. Portfolio

High margin IT service and product solutions to offer across the IT department.

2. One Brand

Go to market under CynergisTek, a well-known thought leader in security and privacy in healthcare.

3. Open Doors

Unique lead generation efforts of educational events and PR to gain share of voice in the market helping open doors and win business.

4. Upsell

Account Managers embedded into client to upsell services across the organization.

5. Client Base

Move across current client base of 700+ hospital and healthcare organizations.

Competitive Advantage

Healthcare Experience Powerhouse

Healthcare Exclusive

Understand the unique and highly regulated healthcare industry.

Vendor Neutral

Agnostic approach that allows us to recommend the best solution for the customer's need.

Mix of Solutions

Consulting, software and cross-over IT services to address numerous pain points in healthcare.

Mind Share

Numerous thought leaders who are recognized as subject matter experts across the industry.

FINANCIAL PERFORMANCE



Snapshot

NYSE MKT	AUXO	COMBINED
Share price (3/27/17)	$4.85	
Market cap (3/27/17)	$45.5M	
FD Shares Outstanding (3/27/17)	9.4M	
Shares Owned by Mgmt. and Board	+20%	
12/31/16 Revenue	$60M	$75M[1]
12/31/16 Adj. Income from Operations	$3.4M	$7.4M[1]
Cash 12/31/16	$6.1M	

1 Unaudited pro forma combined with CynergisTek.

* Adjusted income from operations excludes charges related to stock based compensation and charges related to the amortization and impairment of intangible assets. Please see our annual and quarterly financial results for completed details.

** Avid. Bank - $5M receivable based line of credit.

Revenue

Continued Growth with 20+ CAGR



$ IN MILLIONS
$80
$70
$60
$50
$40
$30
$20
$10
$-
CynergisTek
Auxilio (Redspin)

	Revenue 2016	Revenue 2015	Revenue 2014
Auxilio (Redspin)	$60	$61	$44
CynergisTek	$15	$12	$8

* 2016 CynergisTek unaudited

Adjusted Income from Operations[1]


$ IN MILLIONS
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$-

	Adj. Income from Ops. 2016	Adj. Income from Ops. 2015	Adj. Income from Ops. 2014
Auxilio (Redspin)	$3.4	$1.9	$2.0
CynergisTek	$4.0	$2.7	$2.0

CynergisTek Auxilio (Redspin)

[1] Adjusted income from operations excludes charges related to stock based compensation and charges related to the amortization and impairment of intangible assets. Please see our annual and quarterly financial results for completed details.
[2] 2016 CynergisTek unaudited



ABOUT US

SNAPSHOT OF CLIENTS

Sample representation of 700+ hospitals and healthcare organizations.

Sutter Health
With You. For Life.
West Bay Region

The University of Vermont Medical Center

Trinity Health

Yale-New Haven Hospital

Saint Alphonsus Health System

Bon Secours Health System

UCSF Medical Center

MaineHealth

Sharp HealthCare

Methodist Le Bonheur Healthcare

MFA The GW Medical Faculty Associates

caradigm



Significant Events

Highlighting our most recent developments in healthcare IT security and document solutions.

January 2017

Acquisition of CynergisTek, recognized as 2017 Best in KLAS for Cyber Security Advisory Services.

May 2016

Introduces out-of-the box workflow automation solutions.

June 2015

Signs largest contract in history of company generating $50M in revenue over 5-year term.

April 2015

Acquisition of Redspin, technical security company focusing on penetration testing, HIPAA risk assessments and phishing.

October 2014

Secured over $1M security program development contract for prestigious university medical center.

July 2014

Acquired Delphiis, professional security services and risk assessment SaaS tool.

Growth Initiatives

Reduce Costs | Improve Operational Efficiency | Mitigate Risk


1
Create $150M Recurring Revenue Healthcare IT Services Business
5 yr goal with >15% EBITDA.
2
Focus on Cybersecurity and Workflow
Acquisitions (Delphiis, Redspin, CynergisTek), expand product offering and create next generation solutions.
3
Leadership
Talented leadership representing Healthcare IT, Security and capital markets.
4
Increase Shareholder Value

Officers



Joe Flynn
CEO



Paul Anthony
CFO

Mac McMillan
President/Chief Strategy Officer & CEO of CynergisTek



Dr. Michael Mathews
COO of CynergisTek



BOARD OF DIRECTORS

Transition of Board in 2016 bringing in healthcare IT expertise

J.D. Abouchar *Chairman of the Board* Principal at Two Lakes Capital	Brooks Corbin *Director* CFO of Dynamic Healthcare Systems
Drex DeFord *Director* Principal at Drexio Digital Health, former CIO @ Scripps, Stewart and Seattle Children's Health System	Joe Flynn *Director* CEO of Auxilio
Dr. Michael Mathews *Director* COO of CynergisTek	Mac McMillian *Director* President/Chief Strategy Officer & CEO of CynergisTek
Mark Roberson *Chairman of the Audit Committee* COO of Chanticleer Holding, Inc.	Michael Vanderhoof *Director* Former Principal of Cambria Asset Management


Helping Healthcare Work Better
AUXILIO
CYNERGISTEK
Redspin
An Auxilio Company
THANK YOU
AUXO | www.auxilioinc.com